EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

In connection with the Annual Report of FSI International, Inc., a Minnesota corporation (the “Company”), on Form 10-K for the year ended August 27, 2011, as amended by Amendment No. 1, as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned hereby certifies, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to the undersigned’s knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 6, 2011

/s/ Donald S. Mitchell
Donald S. Mitchell
Chairman, President and
Chief Executive Officer

/s/ Patricia M. Hollister
Patricia M. Hollister
Chief Financial Officer and
Assistant Secretary